1Q 25 East West Bancorp, Inc. 1Q Earnings Presentation April 22, 2025

Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the Company refer to East West Bancorp, Inc., and our consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. When considering these forward- looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. 2

Financial Highlights 3 1Q25 $290 million net income available to common equity, $2.08 diluted quarterly earnings per share ▪ Total EOP loans up 1% Q-o-Q (4% ann.) − Steady, balanced growth across residential mortgage, CRE, and C&I ▪ Optimized deposits to further reduce cost − Reduced average deposit cost of interest-bearing deposits 29bps Q-o-Q ▪ Record total quarterly revenue ▪ NII up 2% Q-o-Q ▪ NIM expanded 11bps Q-o-Q ▪ Record quarterly fee income of $88mm − Strong customer activity across the board ▪ Nonaccrual loans down 2bps Q-o-Q to 28bps ▪ Net charge-offs of $15mm (12bps) ▪ Nonperforming assets down 2bps Q-o-Q to 24bps ▪ Bolstered ALLL to 1.35%, reflecting changes in the economic forecast Growing Loans, Optimizing Deposits Increasing Revenue Improving Asset Quality Operating from a Position of Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 15.0% ROACE (~16% ROTCE1) ▪ 1.56% Return on Average Assets (ROAA) ▪ 9.9% Tangible Common Equity (TCE)1 ratio ▪ 14.3% Common Equity Tier 1 (CET1) ratio ▪ Ample on and off balance-sheet liquidity

+$526mm Loans 4 Steady, balanced growth is supporting diversification and margin expansion ($ in billions) Average Loans End of Period Total Loan Growth by Category (4Q24 to 1Q25) ($ in millions) 15.4 15.3 15.1 15.3 15.4 5.0 5.0 5.1 5.0 5.0 15.2 15.4 15.7 15.9 16.1 16.3 16.2 16.5 17.0 16.8 $51.9 $51.9 $52.4 $53.2 $53.3 1Q24 2Q24 3Q24 4Q24 1Q25 +6% - +4% Y-o-Y +3% -1% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Q-o-Q +1% (4% ann.) $55 $64 $200 $207 Multifamily C&I CRE (ex. Multifamily) Residential mortgage & other consumer

$(360) $(281) $69 $449 IB Checking & Savings Noninterest-bearing Demand Money Market Time 15.0 14.7 14.6 15.0 15.1 9.5 9.3 9.5 9.7 9.5 13.6 13.7 14.2 14.3 14.8 19.3 21.0 22.3 22.9 23.2 $57.4 $58.7 $60.6 $61.9 $62.6 1Q24 2Q24 3Q24 4Q24 1Q25 Deposits 5 Optimized mix to further lower cost; with growing average balances across most categories ($ in billions) Average Deposits End of Period Total Deposit Growth by Category (4Q24 to 1Q25) ($ in millions) $(123)mm Time MMDA IB Checking & Savings Noninterest-bearing Demand (DDA) +9% - +1% Y-o-Y +9% +20%

3.92% 3.73% 3.43% 3.30% End of Period Interest-bearing Deposit Cost 6.30.24 9.30.24 12.31.24 03.31.25 Net Interest Income & Net Interest Margin 6 Grew NII 2% and NIM 11bps Q-o-Q, with continued disciplined reduction in deposit cost ($ in millions) Net Interest Income (NII) & Net Interest Margin (NIM) End of Period Interest-bearing Deposit Cost (2Q24 to 1Q25) $565 $553 $573 $588 $600 3.34% 3.27% 3.24% 3.24% 3.35% 1Q24 2Q24 3Q24 4Q24 1Q25 NII NIM 62bp decrease in interest-bearing deposit cost for 100bp of interest rate cuts 13bp decrease Q-o-Q

3 4 4 4 5 9 10 11 10 14 11 13 13 16 16 23 24 26 25 26 25 26 27 26 27$71 $77 $81 $81 $88 1Q24 2Q24 3Q24 4Q24 1Q25 Fee Income1 Fee Income 7 Higher customer activity supported a record quarter ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains (losses) on sales of loans; net gains on AFS debt securities; other investment income and other income ▪ Fee income1 of $88mm, up nearly $7mm, or +8% from $81mm − Wealth management, customer derivatives, and lending fee growth all reflect higher customer activity Highlights Wealth Management Fees Customer Derivative Income +6% +39% +46% Q-o-Q +8% +2% -5% Commercial and Consumer Deposit-Related Fees Lending Fees Foreign Exchange Income vs. Prior Quarter

34.3% 36.9% 36.4% 1.20% 1.22% 1.27% 3Q24 4Q24 1Q25 Efficiency Ratio Noninterest Expense / Avg. Assets Total Operating Noninterest Expense1 Operating Expense & Efficiency 8 Maintaining best-in-class efficiency while investing for future growth ($ in millions) (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Deposit-related expenses include deposit account expenses and deposit insurance premiums and regulatory assessments, including FDIC special deposit insurance assessment charges and reversals of $10 million, $2 million, $(3) million, and $833 thousand for 1Q24, 2Q24, 4Q24, and 1Q25 respectively (3) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Highlights Efficiency Ratio3 and Operating Noninterest Expense/Average Assets Ratio Compensation and Employee Benefits Computer and Software Related Expenses, All Other Occupancy and Equipment Deposit-Related Expenses2 -4% -4% +5% +13% ▪ Total operating noninterest expense of $236mm − Excludes $16mm of tax credit and CRA investment amortization expense vs. Prior QuarterQ-o-Q +3% 16 15 17 16 16 32 23 21 17 19 44 48 46 58 55 142 133 136 140 146 $234 $219 $220 $231 $236 1Q24 2Q24 3Q24 4Q24 1Q25

1.25% 1.22% 1.20% 1.35% 1.38% 1.05% 0.83% 0.88% 0.83% 0.91% 2.30% 2.05% 2.08% 2.18% 2.29% 03.31.24 06.30.24 09.30.24 12.31.24 03.31.25 Classified loans / Loans HFI Special mention loans / Loans HFI $25 $37 $42 $70 $49 $23 $23 $29 $64 $15 $- $10 $20 $30 $40 $50 $60 $70 $80 1Q24 2Q24 3Q24 4Q24 1Q25 Provision for credit losses Net charge- offs Asset Quality Metrics 9 Operating from a position of strength with solid trends and declining net charge-offs and nonperforming assets Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.23% 0.27% 0.26% 0.26% 0.24%NCO ratio (ann.) 0.17% 0.18% 0.22% 0.48% 0.12% 49 67 75 86 76 47 52 52 54 6747 42 14 14 517 30 49 35 295 5 5 5 5$165 $196 $195 $194 $182 03.31.24 06.30.24 09.30.24 12.31.24 03.31.25 Multifamily OREO and Other CRE (ex. MFR) Resi. mortgage & consumer C&I 2.92% 2.99% 1.45% 0.51% 3.07% 3.08% 1.69% 0.52% 2.67% 3.76% 1.81% 0.65% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer

$670 $684 $696 $702 $735 1.29% 1.30% 1.31% 1.31% 1.35% 1.27% 1.29% 1.31% 1.33% 1.35% 1.37% 1.39% 1.41% 1.43% 1.45% $650 $670 $690 $710 $730 $750 $770 03.31.24 06.30.24 09.30.24 12.31.24 03.31.25 ALLL ALLL/Loans HFI Allowance for Loan Losses 10 Bolstered reserves by $33 million quarter-over-quarter Highlights ▪ Bolstered ALLL in light of changes to the economic outlook ‒ Increased reserves by $33mm, driven primarily by changes in the impact of the economic forecast ‒ Increased reserves for C&I by $37mm to capture potential effects of business cycle and trade dynamics Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 03.31.24 12.31.24 03.31.25 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 373 2.29% $ 384 2.21% $ 421 2.41% Total CRE (incl. MFR) 236 1.16 268 1.32 261 1.27 MFR 38 0.75 32 0.65 33 0.65 Office 61 2.73 68 3.20 62 2.90 All Other CRE 137 1.05 168 1.27 166 1.24 Resi mortgage & consumer 61 0.40 50 0.31 53 0.33 Total $ 670 1.29% $ 702 1.31% $ 735 1.35%

Capital

Healthy capital position: $85 million of share repurchases in 1Q25

Tangible Common Equity Ratio[1]


9.3%
9.4%
9.7%
9.6%
9.9%
Tangible Common Equity Ratio

Regulatory Capital Ratios[2]


10.1%
10.4%
10.4%
10.4%
10.5%
5.0%
Leverage Ratio
13.5%
13.7%
14.1%
14.3%
14.3%
6.5%
CET1 Ratio
14.8%
15.1%
15.4%
15.6%
15.6%
10.0%
Total Capital Ratio
03.31.24
06.30.24
09.30.24
12.31.24
03.31.25³
Regulatory well capitalized requirement

Highlights

- **Opportunistic stock repurchase activity in Q1**
  - Repurchased $85mm (~920K shares) in 1Q25
  - Grew both book and tangible book value[1] 3% Q-o-Q
- **Capacity for ongoing repurchases**
  - $244 million of East West's share repurchase authorization remains available; we remain opportunistic
- **Declared 2Q25 dividend of $0.60**
  - Payable on May 16, 2025 to shareholders of record on May 2, 2025

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press release
(2) The Company has applied the 2020 Current Expected Credit Losses (CECL) transition provision in the December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024 regulatory capital ratio calculations. The CECL transition provision permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the aggregate benefit is reduced by 25% in 2022, 50% in 2023, and 75% in 2024. The CECL transition effect is no longer in effect as of March 31, 2025
(3) The Company's March 31, 2025 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary

EAST WEST BANK
11

Management Outlook: Full Year 2025 12(1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Expectations vs. FY 2024 Results Interest Rate Outlook ▪ Assumes March 31st forward curve, with 50bps of expected cuts in the Federal Funds rate End of Period Loans ▪ Growing in the range of 4% to 6% Y-o-Y Net Interest Income Total Revenue ▪ Growing in the range of 4% to 6% Y-o-Y ▪ Growing in the range of 5% to 7% Y-o-Y Total Operating Noninterest Expense(1) ▪ Growing in the range of 7% to 9% Y-o-Y Net Charge-offs ▪ In the range of 25bps to 35bps Tax Items ▪ Effective tax rate in the range of 21% to 23% ▪ Amortization of tax credit and CRA investment expense in the range of $70 to $80 million Best-in-Class Efficiency Top Quartile Returns FY 2025 Expectation

Appendix

East West at a Glance 14(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SSB, SNV, VLY, WAL, WTFC, and ZION. Source: S&P Capital IQ $12B Market Cap $76B Assets $63B Deposits 16% ROTCE1 03.31.25 03.31.25 03.31.25 03.31.25 ▪ Headquartered in Pasadena, California ▪ Over 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific Award-winning Company #1 Top Performing Bank in 2024, $50+ Billion (Bank Director) #1 Top Performing Bank in 2022, $10+ Billion (S&P Global) Outstanding CRA Rating A Leading Regional Bank with Cross-Border Capabilities... …Producing Consistent Top-Tier Shareholder Returns… Peer Median2 EWBC 2020 2021 2022 2023 2024 10.0% 16.7% 17.1% 15.2% 14.2%12.4% 17.2% 21.3% 19.4% 17.0% ROTCE1 0.8% 1.3% 1.1% 1.0% 1.0%1.2% 1.5% 1.8% 1.7% 1.6% ROAA 2020 2021 2022 2023 2024

1% 2% 2% 4% 4% 8% 8% 9% Resi. Mortgage and other consumer $16.3 30% CRE $20.5 38% C&I $17.5 32% (as % of Total Loans, 03.31.25) Commercial Loans by Type Diversified Loan Portfolio 15 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom 2% 2% 2% 4% 4% 4% 6% Industries with 1% of total loans outstanding1 CRE $20.5bn C&I $17.5bn Total Loan Portfolio $54.3bn Media & Entertainment Capital Call Lending Real Estate Investment & Mgmt. Infrastructure & Clean Energy General Industrial Multifamily Retail Hotel Office All other CRE Healthcare Construction and Land Manufacturing and Wholesale Financial Services

<=50% 49% >50% to 55% 15% >55% to 60% 15% >60% to 65% 13% >65% to 70% 5% >70% 3% Commercial Real Estate Portfolio Detail 16 Our CRE portfolio is granular - many loans have full recourse and personal guarantees 49% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 03.31.25) (as of 03.31.25) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 51% $2 Retail 4.4 47 3 Industrial 4.1 46 3 Hotel 2.4 52 9 Office 2.1 53 4 Healthcare 0.8 52 4 Other 1.1 49 4 Construction & Land2 0.6 50 13 Total CRE $20.5 49% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

CRE Office – Additional Information 17 Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 03.31.25) (as of 03.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $277 7 $40 55% $20mm - $30mm 419 17 25 59 $10mm - $20mm 498 35 14 56 $5mm - $10mm 419 57 7 51 <$5mm 532 401 1 44 Total $2,145 517 $4 53% 37% 6% 12% 9% 7% 3% 4% 4% 3% 6% 6% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

28% 4% 18% 10% 2% 4% 6% 3% 5% 3% 12% CRE Retail – Additional Information 18 Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 03.31.25) (as of 03.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $339 9 $38 48% $20mm - $30mm 480 19 25 55 $10mm - $20mm 751 56 13 47 $5mm - $10mm 790 115 7 48 <$5mm 2,036 1,503 1 45 Total $4,396 1,702 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco Other CA Houston Dallas, 2% Manhattan Other TX, 2% Washington Other Regions Other NY New Jersey, 1%

31% 3% 12% 8% 6% 6% 7% 2% 1% 3% 2% 3% 3% 4% 3% 6% Oklahoma CRE Multifamily – Additional Information 19 Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 03.31.25) (as of 03.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $607 16 $38 57% $20mm - $30mm 650 27 24 55 $10mm - $20mm 650 47 14 54 $5mm - $10mm 688 99 7 54 <$5mm 2,413 2,599 1 46 Total $5,008 2,788 $2 51% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, Other NY Other Texas,

<=50% 50% >50% to 55% 12% >55% to 60% 27% >60% 11% Residential Mortgage Portfolio 20 Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 03.31.25 (as of 03.31.25) Outstandings ▪ $16.2bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y Originations ▪ $0.8bn in 1Q25, unchanged from the prior quarter ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $14.4bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y HELOC ▪ $1.8bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 34% utilization, unchanged from 12.31.24 ▪ 77% of commitments in first lien position Resi. Mortgage Distribution by Geography3 51% Average LTV1 $438,000 Average loan size2 (as of 03.31.25) Southern California 42% Northern California 16% New York 25% Washington 6% Texas 2% Other 9% (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

Average Total Securities Portfolio and Cash Cash and Securities 21 Enhanced liquidity while supporting earnings with high-quality liquid assets ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield up 10bps Q-o-Q − 95% of investment portfolio 0% - 20% risk-weighted (HQLA) − 56% fixed-rate securities, 44% floating − Portfolio includes ~$7bn of Ginnie Mae floating-rate securities Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 03.31.25) $10.2 $11.9 $12.7 $14.2 $15.1 $5.9 $4.1 $5.0 $4.6 $4.1 $16.1 $16.0 $17.7 $18.8 $19.2 3.19% 3.93% 4.03% 3.98% 4.08% 1Q24 2Q24 3Q24 4Q24 1Q25 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield $15.3bn Securities Portfolio $0.7 $0.1 $4.4 $10.1 51%‒100% RWA 21%‒50% RWA 1%‒20% RWA 0% RWA

21% 21% 30% 28% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates Loan Yields 22 Hedge Impact and Outlook Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 03.31.25) Total fixed rate and hybrid in fixed period: 42% 56%* variable rate SFR: 45% hybrid in fixed-rate period & 40% fixed rate 1Q24 2Q24 3Q24 4Q24 1Q25 04.15.25 rate sheet price for 30-year fixed: 6.750%*47% had customer-level interest rate derivative contracts 90% variable rate ▪ $7mm negative impact to 1Q25 NII from cash flow hedges (4bps to NIM) ▪ $1bn of forward starting hedges expected to come on in 2H25, with a blended receive-fixed rate of ~4% ▪ $1bn of negative carry swaps rolled off in 1Q, which provided significant lift to hedge impact in February and March 8.06% 8.01% 7.93% 7.42% 7.06% C&I 6.39% 6.41% 6.44% 6.22% 6.20% CRE 5.71% 5.80% 5.86% 5.86% 5.94% Residential Mortgage

3.97% 3.97% 3.82% 3.32% 3.17% Money Market 4.44% 4.56% 4.55% 4.31% 3.93% Time Average Deposit and Liability Cost Deposit and Funding Cost 23 Average Deposit Rate by Portfolio 1Q24 2Q24 3Q24 4Q24 1Q25 2.84% 2.96% 2.98% 2.75% 2.54% 3.85% 3.94% 3.93% 3.63% 3.34% 3.92% 4.07% 4.05% 3.71% 3.43% 1Q24 2Q24 3Q24 4Q24 1Q25 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 2.81% 2.84% 2.98% 2.82% 2.51% Interest-bearing Checking

Appendix: GAAP to Non-GAAP Reconciliation 24 Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Net interest income before provision for credit losses (a) $ 600,201 $ 587,626 $ 565,139 FTE adjustment (b) 1,146 1,276 1,576 FTE net interest income before provision for credit losses (c)=(a)+(b) 601,347 588,902 566,715 Total noninterest income (d) 92,102 88,166 78,487 Total revenue (e)=(a)+(d) 692,303 675,792 643,626 Total revenue (FTE) (f)=(c)+(d) $ 693,449 $ 677,068 $ 645,202 Total noninterest expense (g) $ 252,148 $ 249,968 $ 246,374 Efficiency ratio (g)/(e) 36.42% 36.99% 38.28 % Efficiency ratio (FTE) (g)/(f) 36.36% 36.92% 38.19 % Pre-tax, pre-provision income (f)-(g) $ 441,301 $ 427,100 $ 398,828 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Non-GAAP measures used consist of fully taxable equivalent (“FTE”) net interest income and total revenue. The FTE adjustment relates to tax exempt interest on certain investment securities and loans. Efficiency ratio represents noninterest expenses divided by total revenue (FTE). Pre-tax, pre- provision income represents total revenue (FTE) less noninterest expense.

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted net income represents net income adjusted for the tax-effected adjustments below. Adjusted diluted EPS represents diluted EPS adjusted for the tax-effected adjustments below. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. During the first quarters of 2025 and 2024, the Company recorded $833 thousand and $10 million, respectively, of pre-tax FDIC special assessment charges. The Company recorded a $3 million FDIC special assessment reversal during the fourth quarter of 2024. Pre-tax FDIC special assessment charges/reversals are included in Deposit insurance premiums and regulatory assessments on the Condensed Consolidated Statement of Income. During the fourth quarter of 2024, the Company recorded $343 thousand in pre-tax DC Solar recoveries (included in Amortization of Tax Credit and CRA Investments on the Condensed Consolidated Statement of Income) related to the Company's investment in DC Solar.

	Three Months Ended		
	March 31, 2025	**December 31, 2024**	**March 31, 2024**
Net income	$ 290,270	$ 293,115	$ 285,075
Less/Add: FDIC special assessment charge (reversal)	833	(3,385)	10,305
Less: DC Solar recovery	—	(343)	—
Tax effect of adjustments (1)	(248)	1,109	(3,046)
Adjusted net income	**$ 290,855**	**$ 290,496**	**$ 292,334**
Diluted weighted-average number of shares outstanding	**139,291**	**139,883**	**140,261**
Diluted EPS	$ 2.08	$ 2.10	$ 2.03
Less/Add: FDIC special assessment charge (reversal)	0.01	(0.03)	0.07
Less: DC Solar recovery	—	—	—
Tax effect of adjustments (1)	—	0.01	(0.02)
Adjusted diluted EPS	**$ 2.09**	**$ 2.08**	**$ 2.08**

(1) Applied statutory tax rate of 29.73% for the three months ended March 31, 2025 and December 31, 2024. Applied statutory tax rate of 29.56% for the three months ended March 31, 2024

EAST WEST BANK

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Appendix: GAAP to Non-GAAP Reconciliation 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion. March 31, 2025 December 31, 2024 March 31, 2024 Common Stock $ 170 $ 170 $ 170 Additional paid-in capital 2,043,898 2,030,712 1,993,806 Retained earnings 7,517,711 7,311,542 6,662,919 Treasury stock (1,137,299) (1,034,110) (970,930) Accumulated other comprehensive income: AFS debt securities net unrealized losses (482,175) (542,152) (601,511) Cash flow hedges net unrealized (losses) gains 10,493 (20,787) (43,705) Foreign currency translation adjustments (23,333) (22,321) (17,517) Total accumulated other comprehensive loss (495,015) (585,260) (662,733) Stockholders’ equity (a) $ 7,929,465 $ 7,723,054 $ 7,023,232 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,940) (5,234) (6,234) Tangible book value (b) $ 7,458,828 $ 7,252,123 $ 6,551,301 Number of common shares at period-end (c) 137,802 138,437 139,121 Book value per share (a)/(c) $ 57.54 $ 55.79 $ 50.48 Tangible book value per share (b)/(c) $ 54.13 $ 52.39 $ 47.09 Total assets (d) $ 76,165,013 $ 75,976,475 $ 70,875,670 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,940) (5,234) (6,234) Tangible assets (e) $ 75,694,376 $ 75,505,544 $ 70,403,739 Total stockholders’ equity to assets ratio (a)/(d) 10.41% 10.17% 9.91% TCE ratio (b)/(e) 9.85% 9.60% 9.31%

Appendix: GAAP to Non-GAAP Reconciliation 27 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion. Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Net income (f) $ 290,270 $ 293,115 $ 285,075 Add: Amortization of mortgage servicing assets 293 334 308 Tax effect of amortization adjustments (1) (87) (99) (91) Tangible net income (g) $ 290,476 $ 293,350 $ 285,292 Average stockholders’ equity (h) $ 7,869,074 $ 7,731,324 $ 6,992,558 Less: Average goodwill (465,697) (465,697) (465,697) Average mortgage servicing assets (5,120) (5,445) (6,473) Average tangible book value (i) $ 7,398,257 $ 7,260,182 $ 6,520,388 Return on average common equity (2) (f)/(h) 14.96% 15.08% 16.40% Return on average TCE (2) (g)/(i) 15.92% 16.07% 17.60% (1) Applied statutory tax rate of 29.73% for the three months ended March 31, 2025 and December 31, 2024. Applied statutory tax rate of 29.56% for the three months ended March 31, 2024 (2) Annualized